UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2006

Gulf Island Fabrication, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	0-22303	72-1147390
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

583 Thompson Road, Houma, Louisiana	70363
(Address of principal executive offices)	(Zip Code)

(985) 872-2100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed by Gulf Island Fabrication, Inc. (the “Company”) on February 3, 2006, reporting the completion of the Company’s acquisition of the facilities, machinery and equipment of Gulf Marine Fabricators, a Texas general partnership. This amendment provides the historical financial statements of the business acquired under Item 9.01(a) and the pro forma financial information under Item 9.01(b), which financial statements and information were not included in the Current Report on Form 8-K filed February 3, 2006, pursuant to Item 9.01(a)(4) and 9.01(b)(2).

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of the Businesses Acquired

The following financial statements of Gulf Marine Fabricators are filed with this amendment to Current Report on Form 8-K as Exhibit 99.2, and are incorporated herein by reference:

Report of Independent Auditors

Consolidated Balance Sheets as of December 31, 2005 and 2004

Consolidated Statements of Operations and Changes in Partners’ Equity

        For the three years ended December 31, 2005, 2004 and 2003

Consolidated Statement of Cash Flows

        For the three years ended December 31, 2005, 2004 and 2003

Notes to Financial Statements

(b)	Pro Forma Financial Information

The following pro forma financial information of Gulf Island Fabrication, Inc. is filed with this amendment to Current Report on Form 8-K as Exhibit 99.3, and is incorporated herein by reference:

Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2005

Unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 2005

Notes to Pro Forma Consolidated Financial Statements

(d)	Exhibits.

10.1	Fourth Amendment to Ninth Amended and Restated Credit Agreement dated January 30, 2006 (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed February 3, 2006).

10.2	Lock-Up Agreement dated January 31, 2006 (incorporated by reference to Exhibit 10.2 to Current Report on Form 8-K filed February 3, 2006).

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10.3	Registration Rights Agreement dated January 31, 2006 (incorporated by reference to Exhibit 10.3 to Current Report on Form 8-K filed February 3, 2006).

10.4	Non-Competition Agreement dated January 31, 2006 (incorporated by reference to Exhibit 10.4 to Current Report on Form 8-K filed February 3, 2006).

23.1	Consent of Ernst & Young LLP

99.1	Press Release dated January 31, 2006, announcing acquisition of the assets of Gulf Marine Fabricators (incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K filed February 3, 2006).

99.2	Financial Statements of Gulf Marine Fabricators.

99.3	Pro Form Financial Information.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF ISLAND FABRICATION, INC.

By:	/s/ Joseph P. Gallagher
Joseph P. Gallagher, III Vice President – Finance,
Chief Financial Officer and Treasurer (Principal Financial Officer and Duly Authorized Officer)

Dated: April 18, 2006

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